Intangible Assets, Net - Schedule of Annual Estimated Amortization Expenses for Acquired Intangible Assets (Detail) - Finite Lived Intangible Assets Future Amortization Expense [Member] ¥ in Thousands	Dec. 31, 2017 CNY (¥)
Finite-Lived Intangible Assets [Line Items]
2018	¥ 11,615
2019	11,611
2020	11,592
2021	9,247
2022	¥ 4,559